EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-133831 on Form S-8 of Centrue Financial Corp., of our report dated June 26, 2008, appearing in this Annual Report on Form 11-K of the Centrue Bank 401(k) Profit Sharing Plan and Trust for the year ended December 31, 2007.

                                        /s/ Crowe Chizek and Company LLC
                                        ---------------------------------------
                                        Crowe Chizek and Company LLC

Oak Brook, Illinois
June 26, 2008